Supplement dated November 8, 1999
                       to Prospectus dated October 30, 1998
                                of ING Funds Trust

                          ING Intermediate Bond Fund
                           ING High Yield Bond Fund
                         ING International Bond Fund
                          ING Mortgage Income Fund
                      ING National Tax-Exempt Bond Fund



This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

* ING Funds Trust is currently offering only four of the five funds listed in the Prospectus. These funds are: ING Intermediate Bond Fund, ING High Yield Bond Fund, ING International Bond Fund and ING National Tax-Exempt Bond Fund. The ING Mortgage Income Fund, although listed in the Prospectus, is not being offered as of the date of this supplement.

* A statement of additional information, dated July 1, 1999, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into the Prospectus.

* The address for ING Mutual Funds Management Co. LLC and ING Funds Distributor, Inc. has changed to 1475 Dunwoody Drive, West Chester, PA 19380.

* Baring International Investment (Far East) Limited has transferred all of its assets, liabilities and operations to Baring Asset Management (Asia) Limited. This transfer did not result in a change of actual control or management of the applicable Funds. All relevant disclosure in the Prospectus applicable to Baring International Investment (Far East) Limited should be applied to Baring Asset Management (Asia) Limited.

* The Funds will accept third party checks from qualified financial institutions, such as broker-dealers and investment advisers that are registered with the Securities and Exchange Commission, as well as insurance companies, banks, credit unions and thrift companies.

* The annual amount withdrawn pursuant to the Systematic Withdrawal Plan, as it pertains to the Class A, B and C waiver of the CDSC, must be equal to 10% of the initial account balance, and the minimum initial account balance must be at least equal to $20,000.

* Each of the Funds, except the ING National Tax-Exempt Bond Fund, currently offers under a separate prospectus Class I shares. These shares may be purchased only by retirement plans affiliated with ING Group. Class I shares are sold without an initial sales charge and also are not subject to any Rule 12b-1 fees, shareholder servicing fees or account servicing fees.


If you would like more information about ING Funds Trust call 877-INFO-ING or 877-463-6464.


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